UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2020

United Development Funding IV

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36472	26-2775282
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1301 Municipal Way, Suite 200
Grapevine, Texas 76051

(Address of Principal Executive Offices)

(214) 370-8960

(Registrant’s telephone number, including area code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest	UDFI	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary

On July 22, 2020, United Development Funding IV, a Maryland real estate investment trust (the “Trust”), by resolution of its Board of Trustees (the “Board”), elected to be subject to Section 3-803 of the Maryland General Corporation Law (the “MGCL”). In accordance with the MGCL, the Trust will file articles supplementary (the “Articles Supplementary”) effectuating the Trust’s election to be subject to Section 3-803 of the MGCL with the State Department of Assessments and Taxation of Maryland.

As a result of the Trust’s election to be subject to Section 3-803 of the MGCL, the Board will be classified into three separate classes of trustees, with trustees in each class generally serving three-year terms. The term of the Class I trustee shall continue until the first annual meeting of shareholders after the date on which the Trust becomes subject to Section 3-803 of the MGCL and until his successor is elected and qualifies. The Class I trustee is Hollis M. Greenlaw. The term of the Class II trustees shall continue until the second annual meeting of shareholders after the date on which the Trust becomes subject to Section 3-803 of the MGCL and until their successors are elected and qualify. The Class II trustees are Lawrence Jones and Phillip K. Marshall. The term of the Class III trustees shall continue until the third annual meeting of shareholders after the date on which the Trust becomes subject to Section 3-803 of the MGCL and until their successors are elected and qualify. The Class III trustees are J. Heath Malone and Steven J. Finkle.

This summary is subject to and qualified in its entirety by reference to the text of the Articles Supplementary, which is included as Exhibit 3.1.1 to this filing and is incorporated in this Item 5.03 by reference.

Bylaws

On July 22, 2020, the Board approved the Second Amended and Restated Bylaws of the Trust (the “Second Amended and Restated Bylaws”). The following summary of the Second Amended and Restated Bylaws is subject to and qualified in its entirety by reference to the text of the Second Amended and Restated Bylaws, which is included as Exhibit 3.1.2 to this filing and is incorporated in this Item 5.03 by reference.

Nominations by Qualified Shareholders

Shareholders may only propose trustee nominees if the shareholder is a “Qualified Shareholder.”

A shareholder is a “Qualified Shareholder” if neither such shareholder nor (i) anyone acting in concert with such shareholder, (ii) any beneficial owner of the Trust shares owned by such shareholder or (iii) anyone that directly, or indirectly controls, is controlled by or is under common control with such shareholder: (a) is a party adverse to the Trust or its subsidiaries in material legal proceedings, (b) has, or within the last five years has had, a Short Interest (as defined in the Second Amended and Restated Bylaws) or (c) is, or within the last five years has been, an employee, officer, director, manager, general partner or trustee of a person that is, or within the last 5 years has been, involved in a bankruptcy or insolvency proceeding as a debtor or had a receiver appointed by a court for its business or property.

A “Short Interest” is any direct or indirect participation in a hedging, derivative or other transaction, or any other agreement, arrangement, understanding or relationship, the effect or intent of which is to provide, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any Trust shares.

Shareholder Nominations of Independent Trustees

Shareholders may only propose trustee nominees if the nominee is an Independent Trustee (as defined in the Second Amended and Restated Bylaws).

An Independent Trustee: (i) is not an employee of UMTH General Services, L.P. (“UMTH”) or involved in the Trust’s day to day activities, (ii) meets Nasdaq Stock Market, LLC’s (“Nasdaq”) requirements for an independent Trustee (not including the requirements applicable only to the Trust’s Audit Committee members) regardless of whether the Trust’s shares are listed on Nasdaq, (iii) is not a party adverse to the Trust or its subsidiaries in material legal proceedings or an employee, officer, director, manager, general partner, trustee or affiliate of such a party and (iv) does not have, and within the last five years has not had or been an employee, officer, director, manager or trustee of a person that has, or within the last five years has had, a Short Interest.

Minimum Number of Trustees

The Board must always have at least four trustees or, if greater, the minimum number required by Maryland law.

Managing Trustees

If the Trust’s Advisory Agreement with UMTH is in effect, the Board must include at least one individual designated for nomination by UMTH as a “Managing Trustee.”

A Managing Trustee will not be an Independent Trustee. A Managing Trustee must have been an employee of UMTH or involved in the day to day activities of the Trust for at least one year. If the number of Trustees is increased, at least 20% of the Board must include Managing Trustees designated by UMTH. Hollis M. Greenlaw is the current Managing Trustee.

Independent Trustees

If the Trust’s Advisory Agreement with UMTH is in effect, the Board must include at least three Independent Trustees.

If the number of Trustees is increased, the number of Independent Trustees must represent not less than a majority of the Board. Only an Independent Trustee is eligible for election as a successor to an Independent Trustee. The current Independent Trustees are Phillip K. Marshall, J. Heath Malone, Steven J. Finkle and Lawrence Jones.

Release of Claims

A settlement, waiver or release by the Trust of material claims or rights in any legal proceeding must be approved by a majority of the disinterested trustees. A trustee is disinterested if neither he nor the shareholder that nominated him, if applicable, has any direct or indirect material interest in such legal proceeding (other than as a Trust shareholder).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1.1	Articles Supplementary of United Development Funding IV
3.1.2	Second Amended and Restated Bylaws of United Development Funding IV

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2020	United Development Funding IV

	By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw Chief Executive Officer